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                                                                      Exhibit 16

                                POWER OF ATTORNEY

     The undersigned, Terry K. Glenn, Donald C. Burke, Donald W. Burton, M. Colyer Crum, Laurie Simon Hodrick, David H. Walsh and Fred G. Weiss, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Andrew J. Donohue, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange
Commission: Master Basic Value Trust; Master Small Cap Value Trust; Mercury Basic Value Fund, Inc.; Merrill Lynch Balanced Capital Fund, Inc.; Merrill Lynch Basic Value Fund, Inc.; Merrill Lynch Disciplined Equity Fund, Inc.; Merrill Lynch Global Growth Fund, Inc.; Merrill Lynch Index Funds, Inc.; Merrill Lynch Natural Resources Trust; Merrill Lynch Ready Assets Trust; Merrill Lynch Series Fund, Inc.; Merrill Lynch Small Cap Value Fund, Inc.; Merrill Lynch Strategy Series, Inc.; Merrill Lynch U.S. Treasury Money Fund; Merrill Lynch U.S.A. Government Reserves; Muni Intermediate Duration Fund, Inc.; Muni New York Intermediate Duration Fund, Inc.; MuniYield Florida Insured Fund; MuniYield Michigan Insured Fund, Inc.; MuniYield New Jersey Insured Fund, Inc.; MuniYield Pennsylvania Insured Fund; Quantitative Master Series Trust; and The S&P 500(R)Protected Equity Fund, Inc.

Dated:  February 13, 2004


     /s/ Terry K. Glenn                            /s/ Donald C. Burke
-----------------------------------         -----------------------------------
         Terry K. Glenn                                Donald C. Burke
  (President/Principal Executive            (Vice President/Treasurer/Principal
    Officer/Director/Trustee)                 Financial and Accounting Officer)


     /s/ Donald W. Burton                          /s/ M. Colyer Crum
-----------------------------------         -----------------------------------
         Donald W. Burton                              M. Colyer Crum
        (Director/Trustee)                           (Director/Trustee)


    /s/ Laurie Simon Hodrick                      /s/ David H. Walsh
-----------------------------------         -----------------------------------
        Laurie Simon Hodrick                          David H. Walsh
         (Director/Trustee)                         (Director/Trustee)


     /s/ Fred G. Weiss
-----------------------------------
         Fred G. Weiss
       (Director/Trustee)